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                                                                 Exhibit 4.1

   CLASS A COMMON STOCK                                 CLASS A COMMON STOCK


   [NUMBER OF STOCK                                     [SHARES OF STOCK
  CERTIFICATE APPEARS                                 CERTIFICATE APPEARS
        HERE]                                                HERE]


                            JONES EDUCATION COMPANY
             Incorporated Under the Laws of the State of Colorado

                                                               CUSIP 480198 10 0

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


   THIS CERTIFIES THAT

    ______________________________________________________________________
    ______________________________________________________________________
    ______________________________________________________________________
    ______________________________________________________________________
    ______________________________________________________________________
    ______________________________________________________________________
    ______________________________________________________________________
is the owner of
    ______________________________________________________________________

fully paid and non-assessable shares of Class A Common Stock, $.01 par value, of

                            JONES EDUCATION COMPANY

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

                     [JONES EDUCATIONAL COMPANY CORPORATE
                          COLORADO SEAL APPEARS HERE]


  /s/ [SIGNATURE APPEARES HERE]              /s/ [SIGNATURE APPEARS HERE]
                         SECRETARY                        CHAIRMAN OF THE BOARD


Countersigned and Registered:
      AMERICAN SECURITIES TRANSFER & TRUST, INC.
                   P.O. Box  1598
               Denver, Colorado 80216               Transfer Agent
                                                    and Registrar
By

                                                 Authorized Officer

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                            JONES EDUCATION COMPANY

         The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of the Corporation's Class A Common Stock and Class B Common Stock.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                 UNIF GIFT MIN ACT -             Custodian
                                                                           -----------           ------------
        TEN ENT - as tenants by the entireties                                (Cust)               (Minor)
                                                                   under Uniform Gifts to Minors
        JT TEN  - as joint tenants with right of
                  survivorship and not as tenants                          Act
                  in common                                                    ----------------------
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


        For value received,_________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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Signature

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Signature

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Signature Guaranteed By

                NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.